UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 27, 2004

Commission file number: 1-5128

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	42-0410230
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa	50309-3023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(515) 284-3000

Item 2.02	Results of Operations and Financial Condition

On October 27, 2004, Meredith Corporation issued a news release reporting earnings for the first fiscal quarter ended September 30, 2004. That news release is attached as an exhibit.

This Form 8-K/A amends the Item numbers previously included on Form 8-K dated October 27, 2004. There are no other changes.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	99	News release issued by Meredith Corporation dated October 27, 2004 concerning financial results for the first fiscal quarter ended September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Suku V. Radia

Suku V. Radia
Vice President - Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	October 27, 2004

Index to Exhibits

Exhibit Number	Item

99	News release issued by Meredith Corporation dated October 27, 2004 concerning financial results for the first fiscal quarter ended September 30, 2004.